SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           June 8, 2006

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114
(216) 706-2939
 (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

On June 8, 2006, TransDigm Inc. (the “Company”) issued a press release announcing the receipt of the required consents in connection with its previously announced cash tender offer and consent solicitation for its 8 3/8% Senior Subordinated Notes due 2011 (the “Notes”).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 9, 2006, the Company issued a press release announcing the consideration to be paid in its previously announced cash tender offer and consent solicitation for the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

99.1           Press Release of TransDigm Inc. dated June 8, 2006.

99.2           Press Release of TransDigm Inc. dated June 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2006

TRANSDIGM INC.

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer and Chairman of
the Board of Directors

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2006

TRANSDIGM HOLDING COMPANY

By:	/s/ W. Nicholas Howley
Name: W. Nicholas Howley
Title: Chief Executive Officer and Chairman of
the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of TransDigm Inc. dated June 8, 2006.

99.2	Press Release of TransDigm Inc. dated June 9, 2006.